UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

REMARK MEDIA, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

April 30, 2014

Dear Stockholders:

It is our pleasure to invite you to the 2014 Annual Meeting of Stockholders of Remark Media, Inc.  We will hold the meeting on Thursday, May 22, 2014, at 10:00 a.m., local time, at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support.  We hope to see you at the annual meeting.

Sincerely,

Kai-Shing Tao
Chairman and Chief Executive Officer

3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2014

Notice is hereby given that the 2014 annual meeting of stockholders (the “Annual Meeting”) of Remark Media, Inc. (“we,” “our,” “us” or the “Company”) will be held on Thursday, May 22, 2014, at 10:00 a.m., local time, at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect five directors to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	to adopt and approve the 2014 Incentive Plan;

3.	to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 26, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE: “FOR” THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD; “FOR” THE ADOPTION AND APPROVAL OF THE 2014 INCENTIVE PLAN; AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

In the election of directors, each director receiving a plurality of affirmative “FOR” votes will be elected.  All other proposals require the affirmative “FOR” votes of a majority of the votes cast on the matter.

Your vote is extremely important, regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The proxy statement accompanying this notice provides a more complete description of the matters to be acted upon at the Annual Meeting.  We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

Kai-Shing Tao
Chairman and Chief Executive Officer

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about April 30, 2014.

Important Notice Regarding the Availability of Proxy Materials for the
Remark Media, Inc. 2014 Annual Meeting of Stockholders
to be Held on May 22, 2014

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available on the Internet at www.remarkmedia.com/proxy-and-annual-meeting.

REMARK MEDIA, INC.

TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting	1
Proposals To Be Voted On	8
Proposal No. 1: Election of Directors	8
Proposal No. 2: Adoption and Approval of the 2014 Incentive Plan	13
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	19
Security Ownership of Certain Beneficial Owners and Management	21
Corporate Governance	23
Director Independence	23
Board and Committee Meetings	23
Board Committees	23
Director Nominations	24
Board Leadership Structure	25
Board Role in Risk Oversight	25
Code of Business Conduct and Ethics	25
Stockholder Communications with the Board	25
Audit Committee Report	27
Executive Compensation	28
Summary Compensation Table	28
Employment Agreements	28
Outstanding Equity Awards at Fiscal Year-End	29
Director Compensation	29
Stockholder Proposals	30
Proxy Solicitation	31
Annual Report	31

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of Remark Media, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169, on Thursday, May 22, 2014, at 10:00 a.m., local time, and any adjournments thereof.  This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning April 30, 2014.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Remark,” “we,” “our,” “us” and the “Company” to refer to Remark Media, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on March 26, 2014, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us at the following address to request an additional copy of these materials:

Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169
Attention: Corporate Secretary

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.”  If you are a stockholder of record, this Proxy Statement, the Company’s 2013 Annual Report on Form 10-K (the “2013 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  If you own shares held in street name, this Proxy Statement and the 2013 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

•	to elect five directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	to adopt and approve the 2014 Incentive Plan;

•	to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the adoption and approval of the 2014 Incentive Plan; and “FOR” the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•
By telephone or the Internet.  If you are a stockholder of record, you may vote by telephone or on the Internet using the instructions in the enclosed proxy card.  If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

•
In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the adoption and approval of the 2014 Incentive Plan; and “FOR” the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Q:	Can my broker vote my shares for me on the election of directors and/or the approval of the 2014 Incentive Plan without my instructions?

A:
No.  Brokers may not use discretionary authority to vote shares on the election of directors or the approval of the 2014 Incentive Plan if they have not received instructions from their clients.  Please provide voting instructions on the election of directors and the approval of the 2014 Incentive Plan so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors and the approval of the 2014 Incentive Plan.  If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors, each director receiving an affirmative (“FOR”) plurality of the votes cast will be elected. You may withhold votes from any or all nominees.

All other proposals require the affirmative (“FOR”) votes of a majority of the votes cast on the matter.  Thus, abstentions will not affect the outcome of the votes on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the “broker non-vote” will have no effect on any matter being voted on at the Annual Meeting, assuming that a quorum is present.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold. As of March 26, 2014, the record date, there were 11,288,759 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Kai-Shing Tao and Douglas M. Osrow, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, totaling 5,644,380 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were a stockholder of Remark as of the close of business on March 26, 2014, the record date, or if you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting.  If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 26, 2014, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on May 22, 2014, at 10:00 a.m., local time.  You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting, except that proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 22, 2014.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee.  You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within Remark or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.

Q:	Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:
Remark is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How can I obtain Remark corporate governance information?

A:	The following information is available in print to any stockholder who requests it:

•	Second Restated Certificate of Incorporation of Remark, as amended (the “Existing Charter”)

•	Second Amended and Restated Bylaws of Remark, as amended (the “Bylaws”)

•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee

•	Code of Business Conduct and Ethics (the “Code of Ethics”)

•	Policy regarding stockholder communications with the Board

Q:	How may I obtain the 2013 Form 10-K and other financial information?

A:	A copy of the 2013 Form 10-K is enclosed with this Proxy Statement. Stockholders may request another free copy of the 2013 Form 10-K and other financial information by contacting the Company at:

Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2013 Form 10-K at www.remarkmedia.com/proxy-and-annual-meeting.  We will also furnish any exhibit to the 2013 Form 10-K if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investors portion of our website, www.remarkmedia.com.

Q:	What if I have questions for the Company’s transfer agent?

A:
Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
Mail Address: P.O. BOX 30170, College Station, TX, 77842
Overnight Delivery Address: 211 Quality Circle, Suite 210, College Station, TX, 77845
Toll free for US and Canada: 800-522-6645
Outside of US and Canada: 1 (201) 680 6578

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169
Attention: Corporate Secretary

PROPOSALS TO BE VOTED ON

Proposal No. 1:  Election of Directors

There are five nominees for election to the Board at the Annual Meeting: Theodore P. Botts, Robert G. Goldstein, William W. Grounds, Jason E. Strauss and Kai-Shing Tao.  Each of the nominees currently serves as a director.  Mr. Strauss, who was elected to the Board on March 13, 2014, was recommended to the Nominating and Governance Committee by the Company’s Chairman of the Board.

Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.

The following table and paragraphs set forth information regarding our executive officers and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors.

Name	Age	Position
Kai-Shing Tao	37	Chief Executive Officer and Chairman of the Board
Douglas M. Osrow	40	Chief Financial Officer
Theodore P. Botts	68	Director and Chairman of the Audit Committee
Robert G. Goldstein	58	Director and Chairman of the Compensation Committee
William W. Grounds	58	Director and Chairman of the Nominating and Governance Committee
Jason E. Strauss	40	Director

Executive Officers

Kai-Shing Tao has served as the Chief Executive Officer of the Company since December 2012, previously serving as Co-Chief Executive Officer since October 2012, and as a member of the Board since 2007 and Chairman of the Board since October 2012.  Mr. Tao also has served as Chairman and Chief Investment Officer of Pacific Star Capital Management, L.P. (“Pacific Star Capital”), a private investment group, since January 2004.  Prior to founding Pacific Star Capital, Mr. Tao was a Partner at FALA Capital Group, a single-family investment office, where he headed the global liquid investments outside the operating companies.  Mr. Tao has been a director of Paradise Entertainment Limited (SEHK: 1180), a Hong Kong Stock Exchange traded company engaged in casino services and the development, supply and sales of electronic gaming systems, since April 2014, and has been a director of Genesis Today, a privately-held health food and supplements company, since 2005.  Mr. Tao previously was a director of Playboy Enterprises, Inc. from May 2010 to March 2011.  Mr. Tao also is a member of the Real Estate Roundtable and US-China and US-Taiwan Business Council.  Mr. Tao is a graduate of the New York University Stern School of Business.

Douglas M. Osrow has served as the Chief Financial Officer of the Company since October 2013.  Prior to joining Remark, Mr. Osrow served as the Chief Financial Officer of Paragon Gaming Corporation, a North American gaming company and resort developer, from July 2011 to October 2013.  Previously, Mr. Osrow served as Vice President in the investment banking division of Citadel Securities LLC, covering real estate, lodging, and gaming, from November 2010 to June 2011, and as a Senior Analyst at Hawkeye Capital Management, LLC, overseeing buy-side investments and operations, from June 2008 to October 2010.  Mr. Osrow began his career at Ziff Brothers Investments, LLC, a global family office, as assistant to the president.  Mr. Osrow earned an undergraduate degree from Northwestern University and an MBA from Kellogg School of Management at Northwestern University.

Non-Employee Directors

Theodore P. Botts has served as a director of the Company since 2007.  Mr. Botts has been the President of Kensington Gate Capital, LLC, a private corporate finance advisory firm, since April 2001.  Previously, Mr. Botts served as Chief Financial Officer of StereoVision Entertainment, Inc., a film entertainment company, from July 2007 until September 2008.  Prior to 2000, Mr. Botts served in executive capacities at UBS Group and Goldman Sachs in London and New York.  Mr. Botts also served on the board of directors and chairman of the audit committee of INTAC International, Inc. from 2002 until its merger with a predecessor of Remark in 2006.  Mr. Botts also served as a member of the Board of Trustees and head of development for REACH Prep, a non-profit organization serving the educational needs of underprivileged African-American and Latino children in Fairfield and Westchester counties, from 2003 to 2012.  Mr. Botts graduated with highest honors from Williams College and received an MBA from the New York University Stern School of Business.

Robert G. Goldstein has served as a director of the Company since May 2013.  Mr. Goldstein has been the President of Global Gaming Operations at Las Vegas Sands Corp. (NYSE: LVS) (“Las Vegas Sands”), an international casino and resort operating company, since January 1, 2011.  Mr. Goldstein oversees all entertainment, restaurant, and retail offerings for Las Vegas Sands, both in Las Vegas and Asia.  Mr. Goldstein has also been an Executive Vice President of Las Vegas Sands since July 2009.  He has been the President of The Venetian Resort-Hotel-Casino, a Division of Venetian Casino Resort LLC, since July 2009.  He has been a Vice President of The Venetian Resort-Hotel-Casino since January 1999 and President and Chief Operating Officer of The Palazzo Casino Resort since December 2008.  Mr. Goldstein served as Senior Vice President of Las Vegas Sands Corp., a holding of Venetian Casino Resort LLC., from August 2004 to July 2009.  Prior to joining Las Vegas Sands in 1995, Mr. Goldstein spent 15 years developing casino-hotels in both the United States and the Caribbean.  He served as a Director of Western Liberty BanCorp. from October 2010 to March 2012.  Mr. Goldstein received a Bachelor of Arts in History and Political Science from the University of Pittsburgh in 1977 and a J.D. from Temple University School of Law in 1980.

William W. Grounds has served as a director of the Company since October 2013.  Mr. Grounds has been the President and a director of Infinity World Development Corp. (“Infinity World”), an affiliate of Dubai World, an investment company that manages and supervises a portfolio of businesses and projects for the Dubai government, since April 2008.  Previously, Mr. Grounds held various senior executive positions, including with Investa Property Group Ltd. from April 2002 to May 2007 and MFS Ltd. from June 2007 to March 2008, and other senior positions in the real estate investment and development industry.  Mr. Grounds currently serves as a director of MGM Resorts International (NYSE: MGM), a global hospitality company, CityCenter Holdings, LLC, a 50/50 joint venture of Infinity World and MGM Resorts International, and Grand Avenue LA, a mixed use development joint venture with The Related Companies.

Jason E. Strauss has served as a director of the Company since March 2014.  Mr. Strauss is a founding partner of the Tao Group, a global hospitality and lifestyle company, where he has served as its Managing Partner since 2003.  Mr. Strauss also co-founded Strategic Marketing Group, a lifestyle marketing, special events, consumer promotions, and public relations company, where he has served as its Partner since 1997.  Mr. Strauss is also a partner in a chain of Artichoke Basille’s Pizzerias.  Additionally, Mr. Strauss serves as Co-Chair of the Board of the Marty Hennessey Jr. Tennis Foundation, which raises money for USTA-Nevada programs and scholarships.  Mr. Strauss received a B.S. in Hospitality Management and Public Relations from Boston University.

Director and Nominee Qualifications

The Board comprises a diverse group of leaders in their respective fields.  Some of the current directors have senior leadership experience at major domestic and international corporations. In these positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development.  Some of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies.  Other directors have experience as principals in private investment and advisory firms, which brings financial expertise and unique perspectives to the board.  Our directors also have other experience that makes them valuable members, such as experience managing technology companies or developing and pursuing investment or business opportunities in international markets, which provides insight into strategic and operational issues faced by Remark.

The Nominating and Governance Committee believe that the above-mentioned attributes, along with the leadership skills and other experiences of the nominees listed below, provide Remark with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Kai-Shing Tao

•
Global financial industry and investment experience and extensive knowledge of Asian markets as Chief Investment Officer of Pacific Star Capital and a member of the US-China and US-Taiwan Business Council.

•	Outside public company board experience as a former director of Playboy Enterprises, Inc.

Theodore P. Botts

•	Global financial advisory experience and extensive knowledge of the technology sector as President of Kensington Gate Capital, LLC.

•	Outside board experience as a director and chairman of the audit committee of INTAC International.

•	Global financial industry experience as an executive at UBS Group and Goldman Sachs.

Robert G. Goldstein

•
Senior executive officer experience as President of Global Gaming Operations at Las Vegas Sands Corp. (NYSE: LVS), President of The Venetian Resort-Hotel-Casino and President and Chief Operating Officer of The Palazzo Casino Resort.

•	Global business experience and financial literacy in overseeing significant business operations in the United States, Macao, and Singapore for Las Vegas Sands Corp.

William Grounds

•	Senior executive and board-level experience as President of Infinity World Development Corp. and a director of MGM Resorts International (NYSE: MGM).

•	Global business experience in operational and governance roles for businesses and investments in many foreign markets.

Jason E. Strauss

•	Experience as a founder and senior executive of the Tao Group.

•	Business experience in the international hospitality and lifestyle sectors.

Family Relationships

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)  requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of common stock and other equity securities of the Company. Such persons are required to furnish the Company with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that its directors, officers and holders of more than 10% of the Company’s common stock complied with all applicable filing requirements during the 2013 fiscal year except as set forth below:

On April 30, 2014, Robert Goldstein filed an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his election as a director on May 14, 2013.

On April 30, 2014, William Grounds filed an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his election as a director on October 31, 2013.

On April 30, 2014, Douglas Osrow filed an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his appointment as the Company’s Chief Financial Officer on October 30, 2013.

On March 12, 2013, Theodore Botts filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering five transactions that occurred on March 6, 2013.

On April 30, 2014, Robert Goldstein filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on May 14, 2013.

On April 30, 2014, William Grounds filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on October 31, 2013.

On April 30, 2014, Douglas Osrow filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering two transactions that occurred on October 30, 2013.

On April 30, 2014, Kai-Shing Tao filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on December 27, 2012, one transaction that occurred on March 6, 2013, one transaction that occurred on April 2, 2013, four transactions that occurred on November 12, 2013 and one transaction that occurred on November 13, 2013.

Related Person Transactions and Certain Relationships

Digipac, LLC

Mr. Tao, our Chairman and Chief Executive Officer, is the manager and a member of Digipac, LLC (“Digipac”), and as a result has the power to vote and dispose of the securities held by Digipac.  Mr. Osrow, our Chief Financial Officer, also is a member of Digipac.

On January 29, 2014 (the “January 2014 Note”), November 14, 2013 (the “November 2013 Note”), April 2, 2013 (the “April 2013 Note”), and November 23, 2012 (the “November 2012 Note”), the Company issued Senior Secured Convertible Promissory Notes to Digipac in the original principal amounts of $3,500,000, $2,500,000, $4,000,000 and $1,800,000, respectively, in exchange for cash equal to the respective original principal amounts.  The January 2014 Note, November 2013 Note, April 2013 Note and November 2012 Note are collectively referred to herein as the “Digipac Notes”.

The January 2014 Note and November 2013 Note bear interest at a rate of 6.67% per annum for the first year and 8.67% per annum thereafter, with interest payable quarterly and all unpaid principal and any accrued but unpaid interest due and payable on the second anniversary of issuance.  At any time, Digipac may elect to convert all or any portion of the outstanding principal amount and accrued but unpaid interest under such notes into shares of common stock at a conversion price of $5.03 per share for the January 2014 Note and $3.75 per share for the November 2013 Note.  The Company also may elect to convert all or any portion of the outstanding principal amount and accrued but unpaid interest under such notes into common stock at the applicable conversion price if the volume weighted average price of the common stock is equal to at least 150% of the applicable conversion price for at least 30 of the 40 trading days immediately prior to the date of the Company’s election.  Such notes also provide that the Company and Digipac will negotiate and enter into a registration rights agreement providing Digipac with demand and piggyback registration rights with respect to the shares of common stock underlying such notes.  The Company may prepay all or a portion of such notes at any time upon at least 15 days’ prior written notice to Digipac.

The April 2013 Note bore interest at a rate of 6.67% per annum for the first year and 8.67% per annum thereafter, and the November 2012 Note bore interest at a rate of 6.67% per annum.  The outstanding principal amount and accrued but unpaid interest under the April 2013 Note and the November 2012 Note were convertible into common stock at a conversion price of $2.00 per share for the April 2013 Note and $1.30 per share for the November 2012 Note.  On November 12, 2013, Digipac converted the $4,000,000 principal amount and $164,466 accrued but unpaid interest outstanding under the April 2013 Note into 2,082,233 shares of common stock, and converted the $1,800,000 principal amount and $116,771 accrued but unpaid interest outstanding under the November 2012 Note into 1,474,439 shares of common stock.

In connection with the issuance of the November 2012 Note, the Company and Digipac entered into a Security Agreement dated as of November 23, 2012 (the “Security Agreement”) to secure the Company’s obligations under such note.  The Security Agreement provides that the Company’s obligations are secured by all assets of the Company other than the shares of common stock of Sharecare, Inc. owned by the Company.  The Company and Digipac subsequently entered into amendments to the Security Agreement in connection with the issuances of the April 2013 Note, the November 2013 Note and the January 2014 Note to include the Company’s obligations under such notes as obligations secured by the Security Agreement.

Pacific Star Capital Management LP

On February 17, 2014, the Compensation Committee awarded 275,000 shares of common stock to Pacific Star Capital, of which Mr. Tao is the Chief Investment Officer and sole owner, as compensation for providing Mr. Tao’s services as the Company’s Chief Executive Officer from September 2012 to December 2013.

HowStuffWorks, LLC

As of March 26, 2014, HowStuffWorks, LLC (“HowStuffWorks”), a wholly-owned subsidiary of Discovery Communications Holding, LLC, beneficially owned approximately 6.6% of our common stock.

Pursuant to the terms of two contribution agreements, HowStuffWorks contributed content owned by or licensed to HowStuffWorks to us by granting to us a perpetual, fully paid, royalty-free, sublicensable, exclusive license in certain territories.  The content specifically consists of the right to render Chinese and Portuguese translations of, the right to publish or use any or all actual renderings in the translated languages and all such actual renderings of, such licensed and sublicensed content, including derivative works, solely in digital and/or electronic form.  All sublicensed content is subject to the terms, conditions and restrictions set forth in the applicable third party licenses from which the sublicensed content is sublicensed.  HowStuffWorks is the sole and exclusive owner of the licensed content, the applicable third party licensors are the sole and exclusive owners of the applicable sublicensed content and we are the sole and exclusive owner of the content, subject to HowStuffWorks and its licensors’ rights in the underlying content.

HowStuffWorks also granted to us a limited, perpetual, fully paid, royalty-free, non-sublicensable, non-transferable, exclusive license in the territories to (i) use the content solely for purposes of translating it into the translation languages, and (ii) use limited excerpts of the licensed content translated into the translation languages in print format with limited distribution to businesses solely for purposes of marketing, business development, financings and other similar legitimate business purposes, provided that any such limited print excerpts are not distributed publicly.

HowStuffWorks may terminate the licenses in either of the territories upon written notice to us if: (i) we file a petition for bankruptcy or are adjudicated bankrupt; (ii) a petition in bankruptcy is filed against us and this petition is not dismissed within ninety calendar days; (iii) we become insolvent or make an assignment for the benefit of our creditors or an arrangement for our creditors pursuant to any bankruptcy law; (iv) we discontinue the business that is covered by either of the contribution agreements; (v) a receiver is appointed for us or our business; or (vi) we are in material breach of any of the terms or conditions set forth in either of the contribution agreements, which breach remains uncured 30 days after written notice of such breach from HowStuffWorks so long as such material breach was not caused by any action or inaction of HowStuffWorks, and HowStuffWorks did not prevent or limit our attempts to cure such breach.

Pursuant to an update agreement executed April 28, 2014, HowStuffWorks will provide all updates (i.e., modifications and new content) to us upon our request.  With respect to updated content that we elect to publish, HowStuffWorks will grant to us the same license rights as those granted pursuant to the contribution agreements with respect to any updates to the content licensed pursuant to the contribution agreement for a revenue share equal to 20% of the net advertising revenue derived from the publication of the updates.  Sublicensed content restrictions, ownership rights and termination rights are the same as those granted pursuant to the contribution agreements.  HowStuffWorks may suspend its obligation to provide updates to us if we fail to pay any update fee for 90 days after such fee was due or if we become insolvent.

Additionally, HowStuffWorks and the Company entered into a trademark and license agreement dated April 20, 2006, which was amended on April 28, 2014 to provide for the Company’s use without fee or royalty of the licensed name and marks in the territories of China, Hong Kong, Taiwan, Macau, and Brazil.

Sharecare

As of December 31, 2013, the Company owned approximately 8.2% of Sharecare, a U.S.-based venture between: the Company; Dr. Mehmet Oz, a leading cardiac surgeon, health expert and host of “The Dr. Oz Show”; HARPO Productions, producer of “The Oprah Winfrey Show”; Discovery Communications, the world’s largest non-fiction media company; Jeff Arnold, WebMD founder and Discovery Communications’ former Chief of Global Digital Strategy; and Sony Pictures Television.  Mr. Tao also serves as a director of Sharecare.

The Company is party to a License Agreement with Sharecare and each of ZoCo 1, LLC, Discovery SC Investment, Inc., Oz Works, L.L.C., and Arnold Media Group, LLC, pursuant to which Sharecare granted each of the other parties to the agreement a perpetual, fully paid, royalty-free, worldwide, non-transferable, non-exclusive quitclaim license to software, programs, business processes and methodologies developed and owned by Sharecare and deployed into production as the technical platform for the Sharecare website, but expressly excluding the “look and feel” elements of the Sharecare website.  The license includes the right to modify and adapt the technology to create derivative works and to use and combine the technology with other products and material.  No more than twice every six months for five years, each licensee may request from Sharecare, and Sharecare will provide and grant a license to the licensee, all then-existing derivative works of the technology Sharecare has developed. The licensees may not use the licensed technology in or for the benefit of a business involved in the creation, aggregation, archiving, hosting or distribution of health and wellness information and content.  Sharecare granted the license in return for contributions from each of the licensees of assets valuable to Sharecare in the development and launch of its business.

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are required to be approved by the Audit Committee, and to be on terms no less favorable to us than we could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board.

Vote Required

Each nominee receiving an affirmative (“FOR”) plurality of the votes cast will be elected to the Board.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

Proposal No. 2:  Adoption and Approval of the 2014 Incentive Plan

On February 17, 2014, the Board accepted the recommendation of the Compensation Committee and approved the 2014 Incentive Plan, subject to adoption and approval by our stockholders, and authorized submission of the 2014 Incentive Plan to stockholders for consideration at the Annual Meeting.  The Company’s stockholders are being asked to adopt and approve the 2014 Incentive Plan in order to meet requirements of NASDAQ rules, satisfy requirements of tax law to help preserve our ability to claim tax deductions for compensation to executive officers, and provide for favorable tax treatment to certain optionholders.

Section 162(m) of the Internal Revenue Code (the “Code”) precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its principal executive officer or any of its three other highest-paid officers (other than the chief financial officer). However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company’s ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the 2014 Incentive Plan should not be limited by Section 162(m) of the Code. Further, the 2014 Incentive Plan has been designed to provide flexibility with respect to whether other awards will qualify as performance-based compensation under Section 162(m) of the Code and be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the 2014 Incentive Plan, then the Company believes that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the deduction limitation of Section 162(m) of the Code if such awards become vested based upon any other criteria set forth in such award.

For purposes of Section 162(m) of the Code, approval of the 2014 Incentive Plan will be deemed to include approval of the material terms of the performance goals, which are set forth in Article 11 of the 2014 Incentive Plan and may be based on factors such as share price, net earnings, net sales growth, and productivity ratios.  Stockholder approval of the material terms of the performance goals, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m).  Stockholder approval of the performance goal inherent in stock options and stock appreciation rights (increases in the market price of stock) is not subject to a time limit under Section 162(m).

In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Code for a period of 10 years.  Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Description of the 2014 Incentive Plan

The following is a summary of the material terms of the 2014 Incentive Plan.  This summary is not complete and is qualified in its entirety by reference to the full text of the 2014 Incentive Plan attached as Annex A to this Proxy Statement.

Purpose

The purpose of the 2014 Incentive Plan is to promote the long-term success of the Company by attracting, motivating and retaining employees, directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries, through the use of competitive incentives that are tied to stockholder value.  The 2014 Incentive Plan seeks to align the interests of participants in the 2014 Incentive Plan with the Company’s stockholders by providing shares of Common Stock and other incentives to those whose judgment, initiative, and efforts influence the financial success and growth of the business and on whom the Company largely depends.

Administration

The 2014 Incentive Plan is administered by our Compensation Committee, which consists of three or more directors, each of whom qualifies as (i) an independent director under criteria established by the applicable listing standards of NASDAQ and other applicable laws and regulations, (ii) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and (iii) an “outside director” as defined in Treasury Regulations Section 1.162-27(e)(3) under the Internal Revenue Code of 1986, as amended (referred to herein as the Code), or if Compensation Committee does not exist or is unable to act for any reason, the Board. The Compensation Committee has complete authority to determine all provisions of all awards under the 2014 Incentive Plan, to interpret the 2014 Incentive Plan, and to make any other determination that it believes necessary and advisable for the proper administration of the 2014 Incentive Plan.  The Compensation Committee’s decisions on matters relating to the 2014 Incentive Plan will be final and conclusive. The Compensation Committee also has the authority to terminate, amend, suspend or modify the terms of any outstanding awards under the 2014 Incentive Plan in any manner permitted by the 2014 Incentive Plan; provided, however, that any recipient of an award adversely affected in any material way by such amended or modified terms has consented to such amendment or modification.

Eligibility and Participation

Eligible participants in the 2014 Incentive Plan include employees, nonemployee directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries.  The Compensation Committee may select from all eligible individuals those to whom awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each award.  In making this determination, the Compensation Committee may consider any factors it deems relevant, including without limitation, the office or position held by a participant or the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company or any subsidiary or affiliate, the participant’s length of service, promotions and potential.

Types of Awards

Types of awards that may be granted under the 2014 Incentive Plan include cash-based awards, incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The terms of any award will be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Compensation Committee which sets forth the terms and conditions of an award at the time the award is granted (the “Evidence of Award”).  In the event of any inconsistency between the terms of the Evidence of Award and the 2014 Incentive Plan, the terms of the 2014 Incentive Plan will govern.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 1,500,000 shares of our Common Stock may be issued under the 2014 Incentive Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive awards with respect to more than 650,000 shares of Common Stock in any year. If an option or other award granted under the 2014 Incentive Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards.

Awards Under the 2014 Incentive Plan

Options.  An option granted under the 2014 Incentive Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option, provided that incentive stock options may be granted only to eligible employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). Upon the grant of an option to purchase shares of Common Stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the 2014 Incentive Plan. The purchase price of each share of Common Stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant.

Stock Appreciation Rights (SARs).  SARs will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the 2014 Incentive Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right shall be exercisable later than the tenth anniversary date of its grant.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and/or restricted stock units may be granted under the 2014 Incentive Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2014 Incentive Plan, as the Compensation Committee deems desirable.  The Compensation Committee may provide in an Evidence of Award that the award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code. If a participant makes an election pursuant to Section 83(b) of the Code concerning a restricted stock award, the participant shall be required to file promptly a copy of such election with the Company.

Performance Units/Performance Shares. Subject to the terms and provisions of the 2014 Incentive Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance unit shall have an initial value that is established by the Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the 2014 Incentive Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the 2014 Incentive Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee; provided, however, that for purposes of Section 162(m) of the Code such cash-based award with respect to any fiscal year of the Company shall not exceed $300,000. Each other stock-based award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Compensation Committee.

Restrictions on Transferability

Except as otherwise permitted by the Compensation Committee, the awards granted under the 2014 Incentive Plan are not transferable and may be exercised solely by a participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any award contrary to the provisions set forth in the 2014 Incentive Plan will be void and ineffective and will give no right to the purported transferee.

Amendment and Termination

Unless sooner terminated as provided therein, the 2014 Incentive Plan shall terminate on February 17, 2024. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2014 Incentive Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in instances of adjustments in authorized shares, options or SARs issued under the 2014 Incentive Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the 2014 Incentive Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

Change in Control

Upon the occurrence of a change in control (as defined under the 2014 Incentive Plan), the Compensation Committee may accelerate the vesting and exercisability (as applicable) of any outstanding awards, in whole or in part, as determined by the Compensation Committee in its sole discretion.  In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a change in control, each outstanding option or SAR shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share subject to such option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to such change in control over the applicable option price or grant price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the 2014 Incentive Plan.  It does not attempt to describe all possible federal or other tax consequences of participation in the 2014 Incentive Plan or tax consequences based on particular circumstances.

Incentive Stock Options

An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Code Section 422.  However, an optionholder may be subject to the alternative minimum tax if the fair market value of our Common Stock on the date of exercise exceeds the optionholder’s purchase price for the shares.  Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If an optionholder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (referred to as a “disqualifying disposition”), the optionholder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date of exercise and the purchase price of such shares, or (ii) the sales price and the purchase price of such shares.  The optionholder will normally also recognize capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date.  However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the optionholder will not recognize any ordinary income and such loss will be a capital loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder upon the disqualifying disposition of the shares.

Nonqualified Stock Options

Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status.  An optionholder generally recognizes no taxable income as the result of the grant of such an option.  Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss.  No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Restricted Stock; Stock Appreciation Rights

Generally speaking, the grant of restricted stock will not be taxable to the recipient until such time as the stock vests (i.e., the restrictions lapse or are satisfied), unless the recipient makes a special election to treat the stock as vested upon the date of grant.  Upon vesting (or grant, if the special election is made), the recipient will recognize ordinary income in the amount of the difference between the fair market value of the shares and the price paid, if any, for the shares.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the recipient, unless the limitation imposed by Section 162(m) of the Code is applicable.

A holder of a stock appreciation right generally recognizes no taxable income as the result of the grant of such right.  Upon exercise of a stock appreciation right, the holder normally recognizes ordinary income in the amount of the difference between the grant price and the fair market value of the shares on the exercise date.  If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  No tax deduction is available to us with respect to the grant of a stock appreciation right.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder as a result of the exercise of a stock appreciation right.

Other Types of Awards

With respect to other awards under the 2014 Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction in the same amount.

Existing Awards under the 2014 Incentive Plan

Options to purchase an aggregate of 901,250 shares of Common Stock have been awarded under the 2014 Incentive Plan as of April 28, 2014, including options to purchase an aggregate of 668,750 shares of Common Stock awarded to the Company’s executive officers and directors.  If the 2014 Incentive Plan is not approved by stockholders, these options will be terminated in accordance with their terms.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to adopt and approve the 2014 Incentive Plan.  Thus, abstentions will not affect the outcome of the vote on the proposal.

The Board unanimously recommends a vote “FOR” the adoption and approval of the 2014 Incentive Plan.

Proposal No. 3:  Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Cherry Bekaert LLP (f/k/a Cherry, Bekaert & Holland, L.L.P.) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  Although this appointment does not require ratification, the Board has directed that the appointment of Cherry Bekaert LLP be submitted to stockholders for ratification due to the significance of the appointment.  If stockholders do not ratify the appointment of Cherry Bekaert LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Cherry Bekaert LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.  A representative of Cherry Bekaert LLP is not expected to be present at the Annual Meeting.

Audit Fees.  The aggregate fees billed for professional services rendered was $239,863 and $205,000 for the audits of our annual financial statements for the fiscal years ended December 31, 2013 and 2012, respectively, which services included the cost of the reviews of the condensed consolidated financial statements for the years ended December 31, 2013 and 2012, and other periodic reports for each respective year.

Audit-Related Fees.  The principal accountant did not bill for Audit-Related Fees for the years ended December 31, 2013 and December 31, 2012.

Tax Fees.  The aggregate fees billed for tax compliance services rendered was $73,524 and $34,450 for the years ended December 31, 2013 and 2012, respectively.

All Other Fees.  The aggregate fees billed for any other services rendered was $2,000 for the year ended December 31, 2013.  The principal accountant did not bill for any other services rendered for the year ended December 31, 2012.

Audit Committee Policies and Procedures.  The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to the de-minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which should nonetheless be approved by the Board prior to the completion of the audit.  Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the Audit Committee before the filing of the previous year’s Annual Report on Form 10-K.  At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each such subsequent meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Each new engagement of Cherry Bekaert LLP has been approved in advance by the Board, and none of those engagements made use of the de-minimums exception to the pre-approval contained in Section 10A(i)(1)(B) of the Exchange Act.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 26, 2014, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  The information relating to our 5% beneficial owners is based on information we received from such holders.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.  Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.  Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of persons listed below is c/o Remark Media, Inc., 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169.  Unless otherwise indicated, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Outstanding Common Stock(1)
5% or Greater Stockholders
Digipac, LLC(2)	4,942,559	39.0%
Discovery Communications Holding, LLC(3)	751,449	6.6%
Directors and Named Executive Officers
Kai-Shing Tao(4)	5,276,289	41.6%
Theodore P. Botts(5)	51,684	*
Robert G. Goldstein(6)	17,956	*
William W. Grounds(6)	12,000	*
Jason E. Strauss	–	–
Douglas M. Osrow(7)	100,000	*
Bradley T. Zimmer(8)	125,172	1.1%
All executive officers and directors as a group (7 persons)(9)	5,583,101	43.5%
________________
* Represents holdings of less than 1% of shares outstanding.

(1)
The applicable percentage of ownership for each beneficial owner is based on 11,288,759 shares of common stock outstanding as of March 26, 2014.  Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)
Consists of 3,556,672 shares of common stock and 1,385,887 shares of common stock issuable upon conversion of the Digipac Notes held by Digipac.  Mr. Tao, as the manager and a member of Digipac, may be deemed to beneficially own the shares of common stock beneficially owned by Digipac.  Mr. Tao disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.  The address of Digipac is One Hughes Center Drive, Unit 1601, Las Vegas, Nevada 89169.

(3)
Consists of 738,949 shares of common stock and 12,500 shares of common stock issuable upon the exercise of a warrant held by HowStuffWorks, LLC (“HSW”), a wholly-owned subsidiary of Discovery Communications Holding, LLC (“Discovery”).  The address of Discovery is One Discovery Place, Silver Spring, Maryland 20910.  This disclosure is based solely on information contained in a Schedule 13D filed by Discovery and HSW with the SEC, as amended most recently on December 28, 2012.

(4)
Consists of (i) 36,909 shares of common stock held by Mr. Tao, (ii) 3,556,672 shares of common stock and 1,385,887 shares of common stock issuable upon conversion of the Digipac Notes held by Digipac, (iii) 275,000 shares of common stock held by Pacific Star Capital and (iv) 21,821 shares of common stock held by Pacific Star HSW LLC (“Pacific Star HSW”).  Does not include 125,000 shares of common stock issuable upon exercise of options held by Mr. Tao issued under the 2014 Incentive Plan, which options will be deemed vested if the 2014 Incentive Plan is approved by stockholders or will be terminated if the 2014 Incentive Plan is not approved by stockholders.  Mr. Tao, as the manager and a member of Digipac, the Chief Investment Officer and sole owner of Pacific Star Capital, and the control person of Pacific Star HSW, may be deemed to beneficially own the shares of common stock beneficially owned by Digipac, Pacific Star Capital and Pacific Star HSW.  Mr. Tao disclaims beneficial ownership of the shares of common stock beneficially owned by Digipac and Pacific Star HSW, except to the extent of his pecuniary interest therein.

(5)
Includes 2,857 shares of common stock issuable upon exercise of options.  Does not include 6,250 shares of common stock issuable upon exercise of options issued under the 2014 Incentive Plan, which options will be deemed vested if the 2014 Incentive Plan is approved by stockholders or will be terminated if the 2014 Incentive Plan is not approved by stockholders.

(6)
Does not include 6,250 shares of common stock issuable upon exercise of options issued under the 2014 Incentive Plan, which options will be deemed vested if the 2014 Incentive Plan is approved by stockholders or will be terminated if the 2014 Incentive Plan is not approved by stockholders.

(7)
Includes 50,000 shares of common stock issuable upon exercise of options.  Does not include 18,750 shares of common stock issuable upon exercise of options issued under the 2014 Incentive Plan, which options will be deemed vested if the 2014 Incentive Plan is approved by stockholders or will be terminated if the 2014 Incentive Plan is not approved by stockholders.

(8)	Includes 100,018 shares of common stock issuable upon exercise of options.

(9)	Consists of 4,044,339 shares of common stock, 152,875 shares of common stock issuable upon exercise of options and 1,385,887 shares of common stock issuable upon conversion of the Digipac Notes.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that all of the Company’s non-employee directors are independent within the meaning of SEC and NASDAQ rules.  The Board has also determined that all directors serving on the Audit Committee, Nominating and Governance Committee and Compensation Committee are independent within the meaning of SEC and NASDAQ rules.

Board and Committee Meetings

During the fiscal year ended December 31, 2013, the Board held seven meetings.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees).  We have no written policy regarding director attendance at annual meetings of stockholders.  All of our then-incumbent directors attended last year’s annual meeting of stockholders.

During the fiscal year ended December 31, 2013, there were four meetings of the Audit Committee, three meetings of the Compensation Committee, and three meetings of the Nominating and Governance Committee.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

The Audit Committee, which is comprised of directors who satisfy the SEC and NASDAQ audit committee membership requirements, is governed by a Board-approved charter that contains, among other things, the committee’s membership requirements and responsibilities. The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management and our independent registered public accounting firm on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains our independent registered public accounting firm. It maintains direct responsibility for the compensation, termination and oversight of our independent registered public accounting firm and evaluates its qualifications, performance and independence. The Audit Committee also monitors compliance with our policies on ethical business practices and reports on these items to the Board. The Audit Committee has established policies and procedures for the pre-approval of all services provided by our independent registered public accounting firm. Our Audit Committee is comprised of Messrs. Botts, Goldstein and Grounds, each of whom is independent under applicable NASDAQ listing standards.  Mr. Botts is the Chairman of the Audit Committee.

The Board has determined that Mr. Botts is the Audit Committee financial expert, as defined under the Exchange Act.  The Board made a qualitative assessment of Mr. Botts’s level of knowledge and experience based on a number of factors, including his experience as a financial professional.  The Audit Committee charter is posted on our website at www.remarkmedia.com.

The Compensation Committee determines all compensation for our Chief Executive Officer; reviews and approves corporate goals relevant to the compensation of our Chief Executive Officer and evaluates our Chief Executive Officer’s performance in light of those goals and objectives; reviews and approves objectives relevant to other executive officer compensation; reviews and approves the compensation of other executive officers in accordance with those objectives; administers our stock option plan; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is contemplated with respect to the adoption of or amendments to such plans. The Compensation Committee makes recommendations on organization, succession, the election of officers, consultantships and similar matters where Board approval is required. Our Compensation Committee is comprised of Messrs. Goldstein and Grounds, each of whom is independent under applicable NASDAQ listing standards. Mr. Goldstein is the Chairman of the Compensation Committee. The Compensation Committee charter is posted on our website at www.remarkmedia.com.

The Nominating and Governance Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. As part of its duties, the Nominating and Governance Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board performance and reviews Board compensation. The Nominating and Governance Committee also screens candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating and Governance Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates.  The Nominating and Governance Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. Our Nominating and Governance Committee is comprised of Messrs. Goldstein, Grounds and Strauss, each of whom is independent under applicable NASDAQ listing standards. Mr. Grounds is the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee charter is posted on our website at www.remarkmedia.com.

Director Nominations

The Nominating and Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee.  The Nominating and Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess.  However, the Nominating and Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former CEO or CFO of a public company or the head of a division of a large international organization; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our stockholders.  The Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of Remark and its stockholders.

The Nominating and Governance Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.  For more information on how stockholders can nominate candidates for election as directors, see “Stockholder Proposals” below.

The Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the Nominating and Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating and Governance Committee.  Research may also be performed to identify qualified individuals.  If the Nominating and Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates.  Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

Board Leadership Structure

The Board is led by Kai-Shing Tao, the Company’s Chairman of the Board and Chief Executive Officer.  Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including but not limited to whether it is appropriate to separate the roles of Chairman of the Board and Chief Executive Officer.  In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.  The Board has determined that that the combined roles of Chairman of the Board and Chief Executive Officer is presently in the best interest of Remark and its stockholders given the transformational and growth needs of the Company.  At present, the Board believes that its current structure effectively maintains independent oversight of management and that having a lead independent director is unnecessary.  The Board has the ability to quickly adjust its leadership structure should business or managerial conditions change.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities.  Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, officers and directors. A copy of the Code is publicly available on our website at www.remarkmedia.com. Amendments to the Code of Ethics or any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will also be disclosed on our website.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)
c/o Corporate Secretary
Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements.  The Corporate Secretary will determine when a communication is not to be forwarded.  Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Remark regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters.  Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee
c/o Corporate Secretary
Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2013 with both management and Cherry Bekaert LLP, the Company’s independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2013 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with Cherry Bekaert LLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.  Cherry Bekaert LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2013 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Cherry Bekaert LLP.

Cherry Bekaert LLP provided a report to the Audit Committee describing Cherry Bekaert LLP’s internal quality-control procedures and related matters. Cherry Bekaert LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Cherry Bekaert LLP its independence. When considering Cherry Bekaert LLP’s independence, the Audit Committee considered, among other matters, whether Cherry Bekaert LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Cherry Bekaert LLP. All audit and permissible non-audit services in 2013 and 2012 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AUDIT COMMITTEE

Theodore P. Botts (Chairman)
Robert G. Goldstein
William W. Grounds

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Kai-Shing Tao(3)	2013	–	35,000	(4)	–		–	35,000
Chairman and Chief Executive Officer	2012	10,000	23,960	(5)	–		–	33,960

Douglas M. Osrow(6)	2013	30,192	175,000	(7)	140,200	(8)	–	345,392
Chief Financial Officer

Bradley Zimmer(9)	2013	150,000	61,200	(10)	–		600	211,800
Former Chief Operating Officer and General Counsel	2012	187,500	–		376,564	(11)	475	564,539
________________

(1)
Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standard Board Standards Codification Topic 718.  For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note 14. Stockholders’ Equity of the consolidated financial statements included in Item 15 of the 2013 Form 10-K.

(2)	Includes payments for club membership dues, premiums paid for life insurance plans, short-term and long-term disability plans and health club membership dues.
(3)	Effective December 31, 2012, Mr. Tao was appointed by the Board as our Chief Executive Officer. Previously, he was the Co-Chief Executive Officer since October 2012.
(4)
Represents the grant date fair value of 28,000 shares of common stock awarded to Mr. Tao on March 6, 2013 as partial compensation for his service on the Board.  Does not include 275,000 shares of common stock awarded to Pacific Star Capital, of which Mr. Tao is the Chief Investment Officer and sole owner, on February 17, 2014, as compensation for providing Mr. Tao’s services as the Company’s Chief Executive Officer from September 2012 to December 2013.

(5)	Represents the grant date fair value of 4,000 shares of common stock awarded to Mr. Tao on March 28, 2012 as compensation for serving as a member of the Board for 2012.
(6)	Mr. Osrow has served as the Company’s Chief Financial Officer since October 2013.
(7)	Represents the grant date fair value of 50,000 shares of common stock awarded to Mr. Osrow on October 30, 2013. These shares vest in four equal quarterly increments beginning on the date of grant.
(8)
Represents the grant date fair value of options to purchase a total of 50,000 shares of common stock at an exercise price of $5.00 per share awarded to Mr. Osrow on November 30, 2013.  These options vest in four equal quarterly increments beginning on the date of grant.

(9)	Mr. Zimmer served as the Company’s Chief Operating Officer, General Counsel and Secretary through February 7, 2014.
(10)	Represents the grant date fair value of 20,000 shares of common stock awarded to Mr. Zimmer on May 20, 2013.
(11)	Represents the grant date fair value of options to purchase a total of 49,517 shares of common stock at an exercise price of $3.10 per share awarded to Mr. Zimmer on February 1, 2012.

Employment Agreements

Each of the Company’s current executive officers, Messrs. Tao and Osrow, are employees “at will” and do not have employment agreements with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by named executive officers as of December 31, 2013.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Douglas M. Osrow	–	50,000	(1)	$5.00	10/30/2023
						50,000	(2)	$233,000
Bradley Zimmer	501	–		$32.50	8/12/2018
	22,500	–		$3.85	2/07/2015
	27,500	–		$2.88	2/07/2015
	49,517	–		$3.10	2/07/2015

(1)	¼ of these options vest on each of January 30, 2014, April 30, 2014, July 30, 2014 and October 30, 2014.
(2)	¼ of these shares vest on each of January 30, 2014, April 30, 2014, July 30, 2014 and October 30, 2014.

2006 Equity Incentive Plan and 2010 Equity Incentive Plan

The Company has made grants of stock options and restricted stock under the Company’s 2006 Equity Incentive Plan adopted April 13, 2006, and the Company’s 2010 Equity Incentive Plan adopted June 15, 2010 (collectively, the “Equity Incentive Plans”).  The amount of grants that recipients receive is generally based on their particular position within the Company and achievement of certain performance metrics established by the Board.  All grants require the approval of the Compensation Committee.

Director Compensation

The following table sets forth a summary of the compensation earned by each non-employee director who served on the Board during the fiscal year ended December 31, 2013:

Name	Stock Awards ($)	Total ($)
Theodore P. Botts	45,000	45,000
Robert G. Goldstein	54,766	54,766
William W. Grounds	26,530	26,530

On March 6, 2013, Mr. Botts received an award of 36,000 shares of our common stock as compensation for his service on the Board during 2013.  On May 14, 2013, Mr. Goldstein received an award of 17,956 shares of our common stock as compensation for his service on the Board during 2013.  On October 31, 2013, Mr. Grounds received an award of 7,000 shares of our common stock as compensation for his service on the Board during 2013.

On February 17, 2014, each of Messrs. Botts, Goldstein and Grounds received an award of options to purchase 25,000 shares of our common stock at an exercise price of $6.30 per share as compensation for his service on the Board during 2014.  On March 13, 2014, Mr. Strauss received an award of options to purchase 18,750 shares of our common stock at an exercise price of $6.30 per share as compensation for his service on the Board during 2014.  These options were granted under the 2014 Incentive Plan.  If the 2014 Incentive Plan is approved by stockholders, these options will vest as follows: for Messrs. Botts, Goldstein and Grounds, 1/4 of the options will be deemed to vest on each of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014; and for Mr. Strauss, 1/3 of the options will be deemed to vest on each of June 30, 2014, September 30, 2014 and December 31, 2014.  If the 2014 Incentive Plan is not approved by stockholders, these options will be terminated in accordance with their terms.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) must be received by the Company by no later than December 31, 2014, for inclusion in our proxy statement and form of proxy relating to the 2015 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2015 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before March 16, 2015, the Company will be permitted to use its discretionary voting authority as outlined above.

The Bylaws establish procedures for stockholder nominations for elections of directors of the Company and bringing business before any annual meeting or special meeting of stockholders of the Company. For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

With respect to nominations, to be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of capital stock of the Company, if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (1) the name and record address of such stockholder, (2) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

With respect to other business, to be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of such stockholder, (3) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (4) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and the cost of soliciting proxies will be borne by the Company.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  The Company will reimburse such persons for their reasonable expenses.

ANNUAL REPORT

The 2013 Form 10-K is being sent with this Proxy Statement to each stockholder and is available at www.remarkmedia.com/proxy-and-annual-meeting.  The 2013 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2013.  The 2013 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

Annex A

Remark Media, Inc.
2014 Incentive Plan

ARTICLE 1
Establishment, Purpose, and Duration

1.1           Establishment of the Plan.  Remark Media, Inc., a Delaware corporation (together with any successor thereto as provided in Article 18, hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the 2014 Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.  The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards (each as defined below).

The Plan is adopted and is effective as of February 17, 2014 (the “Effective Date”) and shall remain in effect as provided in Section 1.3; provided, however, no Option (as defined below) may be exercised and no other Award (as defined below) may be exercised or otherwise paid until the Plan has been approved by the Company’s stockholders at a meeting at which approval of the Plan is considered.

1.2           Purpose of the Plan.  The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of the Participants, through the ownership of Shares (as defined below) and through other incentives, with the interests of the Company’s stockholders, and by providing flexibility to the Company to attract, motivate, and retain Employees (as defined below), Directors (as defined below), consultants and advisors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

1.3           Duration of the Plan.  Unless sooner terminated as provided herein, the Plan shall terminate 10 years from the Effective Date.  After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

ARTICLE 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1           “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.

2.2           “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3           “Award” means, individually or collectively, a grant under the Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of the Plan.

2.4           “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.

2.5           “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6           “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.7           “Change in Control” means a Change in Control as defined in Article 15.

2.8           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9           “Committee” means the Compensation Committee of the Board, or any other committee designated by the Board to administer the Plan.  The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.  The Committee shall consist solely of two or more directors who are “nonemployee directors” under Rule 16b-3 promulgated under the Exchange Act, “outside directors” as defined under Section 162(m) of the Code, and “independent directors” under the listing requirements of the Nasdaq Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time.

2.10           “Company” has the meaning set forth in Section 1.1.

2.11           “Covered Employee” means a Participant who is a “covered employee,” as defined in Section 162(m) of the Code.

2.12           “Digipac” means Digipac, LLC, a Delaware limited liability company, and its Affiliates.

2.13           “Director” means a member of the Board of Directors of the Company, its Affiliates and/or Subsidiaries.

2.14           “Effective Date” has the meaning set forth in Section 1.1.

2.15           “Employee” means any employee of the Company, its Affiliates and/or Subsidiaries.

2.16           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18           “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award.  An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

2.19           “Fair Market Value” or “FMV” means the last sales price reported for the Shares on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded, or, if such date is not a trading day, the last prior day on which the Shares were so traded; or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances, but with respect to any Options or SARs in a manner that would not subject an otherwise exempt award to the Section 409A Rules.

2.20           “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Shares.

2.21           “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7.

2.22           “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.23           “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.24           “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

2.25           “Option” means the right to purchase Shares granted to a Participant in accordance with Article 6.  Options granted under the Plan may be Nonqualified Stock Options, Incentive Stock Options or a combination thereof.

2.26           “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27           “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 10.

2.28           “Participant” means any eligible person as set forth in Section 5.1 to whom an Award is granted.

2.29           “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.30           “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.31           “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32           “Performance Share” means an Award granted to a Participant, as described in Article 9.

2.33           “Performance Unit” means an Award granted to a Participant, as described in Article 9.

2.34           “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36           “Plan” has the meaning set forth in Section 1.1.

2.37           “Plan Year” means the Company’s fiscal year that begins January 1 and ends December 31.

2.38           “Restricted Stock” means Shares granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.

2.39           “Restricted Stock Unit” means a unit granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.

2.40           “Section 409A Rules” means the rules promulgated pursuant to Section 409A of the Code.

2.41           “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.42           “Share” means a share of common stock of the Company, $0.001 par value per share.

2.43           “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR and granted pursuant to the terms of Article 7 herein.

2.44           “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

ARTICLE 3
Administration

3.1           General.  The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2           Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Evidence of Award or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, and, subject to Article 16, adopting modifications and amendments to the Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.  If the Committee does not exist or is unable to act for any reason, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board.

ARTICLE 4

Shares Subject to the Plan and Maximum Awards

4.1           Number of Shares Available for Awards.

(a)           Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 1,500,000 Shares, all of which can be Incentive Stock Options.

(b)           Of the Shares reserved for issuance under Section 4.1(a) of the Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.

4.2           Share Usage.  Shares covered by an Award shall only be counted as used to the extent they are actually issued.  Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares (other than SARs settled in cash), or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan.  Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if a SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and any Shares so tendered shall again be available for issuance under the Plan.  To the extent any SAR is settled, in whole or in part, in cash, the number of Shares available for issuance under this Section shall not be reduced.  The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards.  The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or a combination thereof.

4.3           Annual Award Limits.  Subject to the terms of Section 4.1 hereof, the maximum number of Shares that may be subject to Awards granted in any Plan Year to any individual Participant shall be 650,000, all of which can be Options or SARs.  The maximum amount of any Cash-Based Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $300,000.

4.4           Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, may substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and/or other value determinations applicable to outstanding Awards.

Except as otherwise provided by Section 162(m) of the Code, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 16, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 422 of the Code and the Section 409A Rules, where applicable.

ARTICLE 5

Eligibility and Participation

5.1           Eligibility.  Individuals eligible to participate in the Plan include all Employees and nonemployee Directors, and all consultants and advisors to the Company, its Affiliates and/or Subsidiaries.

5.2           Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.  In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

ARTICLE 6

Options

6.1           Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code).

6.2           Evidence of Award.  Each Option grant shall be evidenced by an Evidence of Award that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.  The Evidence of Award also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3           Option Price.  The Option Price for each grant of an Option under the Plan shall be as determined by the Committee and shall be specified in the Evidence of Award.  The Option Price may not be less than 100% of the Fair Market Value of the Shares on the date of grant.  With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the capital stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, the Option Price of Shares subject to an Incentive Stock Option may not be less than 110% of the Fair Market Value of a Share on the date of grant.

6.4           Duration of Options.  Except as otherwise provided in Section 422 of the Code with respect to any Incentive Stock Option, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and specify in the Evidence of Award; provided, however, that no Option shall be exercisable later than the 10th anniversary date of its grant.  In the case of an Incentive Stock Option, with respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the capital stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, no Option shall be exercisable later than the 5th anniversary of its date of grant.

6.5           Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and specify in the Evidence of Award, which terms and restrictions need not be the same for each grant or for each Participant.  After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

6.6           Payment.  Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price.  The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, (i) a cashless (broker-assisted) exercise, or (ii) a reduction in the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value at the time of exercise equal to the portion of the Option Price being so paid.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable and specify in the Evidence of Award, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9           Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition prior to the end of the calendar year in which such disposition occurred.

6.10           Transferability of Options.  Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.  With respect to those Options, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 7

Stock Appreciation Rights

7.1           Grant of SARs.  Subject to the terms and conditions of the Plan, SARs, including Freestanding SARs, may be granted to Participants at any time and from time to time as shall be determined by the Committee.  Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Evidence of Award.  The Grant Price may include (but not be limited to) a Grant Price based on 100% of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion to the extent consistent with the Section 409A Rules.

7.2           SAR Agreement.  Each SAR Award shall be evidenced by an Evidence of Award that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3           Term of SAR.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Evidence of Award, no SAR shall be exercisable later than the 10th anniversary date of its grant.

7.4           Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes and specifies in the Evidence of Award.

7.5           Payment of SAR Amount.  Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)           the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)           the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion.  The Committee’s determination regarding the form of SAR payout shall be set forth in the Evidence of Award pertaining to the grant of the SAR.

7.6           Termination of Employment.  To the extent consistent with the Section 409(A) Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.7           Nontransferability of SARs.  Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law.  Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.  With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.8           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8

Restricted Stock and Restricted Stock Units

8.1           Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  Restricted Stock Units shall represent the right of a Participant to receive payment upon the lapse of the Period of Restriction.

8.2           Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Evidence of Award that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3           Transferability.  Except as provided in the Plan or an Evidence of Award, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Evidence of Award (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Evidence of Award or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Evidence of Award or at any time by the Committee.

8.4           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

In the event that the vesting date occurs on a date which is not a trading day on the principal securities exchange on which the Shares are then traded, the Fair Market Value on the last prior trading date will be utilized for cost basis.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5           Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend as determined by the Committee in its sole discretion.

8.6           Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Evidence of Award, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8           Section 83(b) Election.  The Board may provide in an Evidence of Award that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9

Performance Units/Performance Shares

9.1           Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           Value of Performance Units/Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3           Earning of Performance Units/Performance Shares.  Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           Form and Timing of Payment of Performance Units/Performance Shares.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Evidence of Award.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period, but not later than the expiration of the deferral period for such Award under the Section 409A Rules.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Evidence of Award pertaining to the grant of the Award.

9.5           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6           Nontransferability.  Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law.  Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10

Cash-Based Awards and Other Stock-Based Awards

10.1           Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2           Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3           Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.  The Committee may design Cash-Based Awards and Other Stock-Based Awards to qualify as Performance-Based Compensation and may design Cash-Based Awards and Other Stock-Based Awards to not qualify as Performance-Based Compensation.  If the Committee exercises its discretion to establish Cash-Based Awards and Other Stock-Based Awards as Performance-Based Compensation, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Measures are met.

10.4           Payment of Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Committee determines.

10.5           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, the Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6           Nontransferability.  Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant.  With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11

Performance Measures

11.1           Performance Measures.  Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures: (a) net earnings or net income (before or after taxes and interest/investments); (b) earnings per share; (c) earnings per share growth; (d) net sales growth; (e) net earnings or net income growth (before or after taxes and interest/investment); (f) net operating profit; (g) return measures (including return on assets, capital, equity, or sales); (h) cash flow (including operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation, and/or amortization; (j) gross or operating margins or growth thereof; (k) productivity ratios; (l) share price (including growth measures and total stockholder return); (m) expense targets; (n) operating efficiency; (o) customer satisfaction; (p) revenue growth; (q) operating profit growth; (r) working capital targets; (s) economic value added; (t) real estate management objectives; (u) sale or disposition of assets; and (v) acquisition of key assets.

Any Performance Measure(s) may be used to measure the performance of the Company, its Subsidiary, and/or its Affiliate as a whole or any business unit of the Company, its Subsidiary, and/or its Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (l) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2           Evaluation of Performance.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (formerly, Accounting Principles Board Opinion No. 30) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

11.3           Adjustment of Performance-Based Compensation.  The terms of Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be modified, except to the extent that after such modification the Award would continue to constitute Performance-Based Compensation.  The Committee shall retain the discretion to reduce the amount of any payment under an Award that is designed to qualify as Performance-Based Compensation that would otherwise be payable to a Covered Employee, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4           Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13

Deferrals

To the extent permitted by the Section 409A Rules and Section 162(m) of the Code, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, consistent with the Section 409A Rules.

ARTICLE 14

Rights of Participants

14.1           Employment.  Nothing in the Plan or an Evidence of Award shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time.

Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

14.2           Participation.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

14.3           Rights as a Stockholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15

Change in Control

15.1           Change in Control.  For purposes of the Plan, a “Change in Control” shall mean the occurrence during the term of any of the following events:

(a)           In connection with a sale or series of sales of securities of the Company, one Person (including an entity) or more than one Person acting as a group acquires securities of the Company that results in Beneficial Ownership of more than 50% of the outstanding securities entitled to vote generally in the election of directors of the Company;

(b)           All or substantially all (meaning having a total gross fair market value equal to more than 50% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by one Person (including an entity) or more than one Person acting as a group (during a 12-month period ending on the date of the most recent acquisition by such Person or Persons); or

(c)           The Company is merged, consolidated, or reorganized into or with another corporation or entity during a 12-month period with the result that upon the conclusion of the transaction less than 50% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation are Beneficially Owned by the stockholders of the Company immediately prior to the completion of the transaction.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred (i) as a result of the issuance of stock by the Company in connection with any public offering of its stock or (ii) due to Beneficial Ownership of securities of the Company by Digipac.

15.2           Acceleration of Vesting and Exercisability.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or SAR shall terminate within a specified number of days after notice to the Participant, and each such Participant shall receive, with respect to each Share subject to such Option or SAR, an amount equal to the excess of the Fair Market Value of such Share immediately prior to such Change in Control over the applicable Option Price or Grant Price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

ARTICLE 16

Amendment, Modification, Suspension, and Termination

16.1           Amendment, Modification, Suspension, and Termination.  Subject to Sections 16.3 and 16.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

16.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments, consistent with Section 162(m) of the Code and the Section 409A Rules, in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3           Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of the Plan or an Evidence of Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

16.4           Amendment to Conform to Law.  Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan or an Evidence of Award, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Evidence of Award to any present or future law relating to plans of this or similar nature (including, but not limited to, the Section 409A Rules and Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder.

ARTICLE 17

Withholding

17.1           Tax Withholding.  As determined by the Company in good faith, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, any foreign, federal, state, or local tax required by law to be withheld with respect to any taxable event arising as a result of the Plan.

17.2           Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the amount of any foreign, federal, state, or local tax required by law to be withheld on the transaction as determined by the Company in good faith. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19

General Provisions

19.1           Forfeiture Events.

(a)           The Committee may specify in an Evidence of Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, its Affiliate, and/or its Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

19.2           Legend.  The certificates for Shares may include any legend, which the Committee deems appropriate in its sole discretion to reflect any restrictions on transfer of such Shares.

19.3           Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.4           Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.  To the extent that any provision of the Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option.  Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of the Plan.

19.5           Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.6           Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)           Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)           Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.7           Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.8           Investment Representations.  The Committee may require any person receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

19.9           Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

19.10           Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be.  The Plan is not subject to ERISA.

19.11           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.12           Retirement and Welfare Plans.  Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards will be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any of its Subsidiaries’ or Affiliates’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.13           Nonexclusivity of the Plan.  The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

19.14           No Constraint on Corporate Action.  Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or any of its Subsidiaries’ or Affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or any of its Subsidiaries or Affiliates to take any action which such entity deems to be necessary or appropriate.

19.15           Governing Law.  The Plan and each Evidence of Award shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Evidence of Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Evidence of Award.

Remark Media, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

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A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Theodore P. Botts	☐	☐	02 - Robert G. Goldstein	☐	☐	03 - William W. Grounds	☐	☐
04 - Jason E. Strauss	☐	☐	05 - Kai-Shing Tao	☐	☐			

	For	Against	Abstain
2. Adopt and approve the 2014 Incentive Plan.	☐	☐	☐
3. Ratify the appointment of Cherry Bekaert LLP as our independent public accounting firm for 2014.	☐	☐	☐

B Non-Voting Items

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Proxy — Remark Media, Inc.

Notice of 2014 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting - May 22, 2014

The undersigned stockholder of Remark Media, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2014, and hereby appoints Kai-Shing Tao and Douglas Osrow each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 Annual Meeting of Stockholders of Remark Media, Inc., to be held on May 22, 2014 at 10:00 a.m., Pacific time, at the offices of Remark Media, Inc. located at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)